Semi-Annual Report April 30, 2001

Firstar Global Equity Fund

                                                                         explore

(LOGO) FIRSTAR FUNDS

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                              NOTICE TO INVESTORS

- Shares of Firstar Funds are distributed by Quasar Distributors, LLC, a Firstar affiliate.

- Firstar Bank affiliates serve as investment adviser, custodian, transfer agent, administrator, accounting services agent and distributor and receive compensation for these services as disclosed in the current prospectus.

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TABLE OF CONTENTS
                                                                         Page(s)
SHAREHOLDER LETTER...........................................................1
STATEMENT OF ASSETS AND LIABILITIES..........................................3
STATEMENT OF OPERATIONS......................................................4
STATEMENT OF CHANGES IN NET ASSETS...........................................5
FINANCIAL HIGHLIGHTS.......................................................6-7
SCHEDULE OF INVESTMENTS......................................................8
NOTES TO THE FINANCIAL STATEMENTS.........................................9-12

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               NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE
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

                                                            (LOGO) FIRSTAR FUNDS

DEAR SHAREHOLDER:

                                                                      June, 2001

On behalf of the Board of Directors of Firstar Funds, thank you for the opportunity to manage your mutual fund investments. Whether you are a new or a long-term investor in our fund family, we take our role of helping you achieve your investment goals very seriously.

No matter how long you've been an investor, the last six months have probably been hard for you to stomach. After many years of strong economic growth and bull stock markets moving seemingly forever upward, investors suffered a rude awakening in 2000. The bubble burst for the technology sector early in the year as companies slowed tech spending after ramping up in 1999 for Y2K and the Internet. In addition, a series of interest rate hikes by the Federal Reserve aimed at slowing the economy culminated in the summer of 2000.

Markets were volatile across the board throughout the year 2000, with the beginning of this shareholder report's six-month reporting period-November 1, 2000-marking a distinct downward trend in broad stock market indices including the Nasdaq Composite Index and the Standard & Poor's 500 Index. The S&P 500 Index fell from over 1,400 at the beginning of November 2000 to under 1,250 as of April 30, 2001, a decline of nearly 12%. During the same period, the Nasdaq continued to plummet from above 3,300 in November to almost 2,100, putting that index officially in bear market territory. Only a few sectors of the stock market such as energy and financials, and styles such as value, held up well. In addition, the high-yield (below investment-grade) bond market suffered throughout 2000 as investors worried about higher issuer default rates, the slumping stock market and lower liquidity. In an effort to bring the economy back in check, the Federal Reserve cut interest rates twice in January of this year, once in both March and April and once in May, after the reporting period, for a total of 2.5%. So far in 2001, volatility still remains the name of the game.

EQUITY FUNDS
We continue to actively manage and diversify the Firstar equity funds in the hopes of smoothing out some of the market volatility. Firstar Funds' portfolio managers and their teams select individual holdings based on extensive research and analysis. As markets shift quickly, and sometimes recover quickly as well, we believe it is important to have your assets invested and to keep them invested to capture any potential upturn.

BOND FUNDS
The Fed's interest rate cuts pushed yields somewhat lower on longer maturity bonds and even more so for short and intermediate maturities. Unlike this time last year when the yield curve was inverted, the yield curve is now positively sloped (i.e. longer maturities are yielding more than shorter maturities). In fact, the yield curve's current steepness, as measured by the difference between 10-year and two-year maturities, is at its widest since the end of 1998. High-yield bonds-as well as higher rated corporate bonds-rebounded strongly in the first quarter as liquidity and positive investor sentiment returned to the marketplace. The rest of the fixed-income market performed well, with longer maturity Treasuries turning in the least favorable, but still positive performance.

Firstar Funds' fixed-income portfolio managers continue to use active portfolio management and extensive research to find attractive buying opportunities in the marketplace. Corporate bonds, as well as most other non-Treasury fixed-income securities, are at historically wide yield spreads compared to Treasuries and we believe should perform favorably this year due to improving participation in the market and less concern over economic and credit conditions.

INTERNATIONAL FUNDS
The six-month period has witnessed a difficult environment for international equities with earnings visibility reduced and the timing of a global economic recovery remaining unclear. Bottom-up stock selection continues to be of great importance, and care needs to be exercised in both buy and sell decisions within international markets. Continued application of an active, growth-oriented process we believe should aid in capturing opportunities as conditions stabilize and as global economic growth resumes.

(LOGO) FIRSTAR FUNDS

MONEY MARKET FUNDS
A lower interest rate environment has reduced yields on money market funds. However, many investors are using money market funds as a holding spot for their cash while evaluating buying opportunities in the stock market. As markets shift quickly, and sometimes recover quickly as well, we believe it is important to have your assets diversified and to keep them invested. And although it is hard to do when markets are down, keep in mind that market corrections offer a buying opportunity as well.

TAX-FREE FUNDS
Municipal bond rates-as represented by the Bond Buyer 20 Index-fell during the six-month period as well. Falling rates benefited the total returns of Firstar Funds' tax-free funds as prices on intermediate-and long-term bonds increased.

Firstar Funds' tax-free portfolio managers use in-depth research and quality security selection to find attractive buying opportunities in the municipal marketplace. Increased demand for bond funds because of the choppy stock markets and shrinking supply in municipal bonds due to budget surpluses make for a bright outlook for tax-free funds in 2001.

The only thing you can be sure of in market conditions like these is your reaction to them. Keeping your eye on your long-term investment objectives and diversifying your investments we believe can help you weather the current investment storm. By staying invested, and possibly continuing to add to your investments when prices are down, you may make volatile markets work in your favor.

Within this report, you'll find financial statements on the Firstar Funds for the six months ended April 30, 2001, plus a complete list of Fund holdings.

In closing, we encourage you to talk to your investment executive today if you feel like you are seeing more volatility in your portfolio than you can handle. Our goal at Firstar is to not only help you achieve your investment goals, but to help you sleep at night as well.

Thank you for the trust you have placed in Firstar Funds.

Sincerely,

/s/Marian Zentmyer

Marian Zentmyer
President and Chief Investment Officer, Equities




The above outlook reflects the opinions of Marian Zentmyer. They are subject to change and any forecasts made cannot be guaranteed. References to specific securities or sectors should not be considered recommendations to buy or sell any securities.
Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Nasdaq Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Bond Buyers 20-Bond Index is used as a guide in the municipal bond industry to determine trends and interest rate movements based on the 20 year yield of a select group of municipalities across the nation with an average single A rating. All indices mentioned are unmanaged and are not available for investment.

For use only when accompanied or preceded by a prospectus. Quasar Distributors, LLC, Distributor.

                                                            (LOGO) FIRSTAR FUNDS



STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
APRIL 30, 2001
(UNAUDITED)                                                       GLOBAL EQUITY
                                                                      FUND
                                                                  -------------
ASSETS:
  Investments, at value (cost $65,379)                                 $58,989
  Income receivable                                                          8
  Capital shares sold                                                        1
  Other assets                                                              10
                                                                     ---------

     Total Assets                                                       59,008
                                                                     ---------

LIABILITIES:
  Capital shares redeemed                                                   50
  Payable to affiliates                                                     60
  Accrued expenses and other liabilities                                    12
                                                                     ---------
     Total Liabilities                                                     122
                                                                     ---------
NET ASSETS                                                             $58,886
                                                                     =========

NET ASSETS CONSIST OF:
  Capital stock                                                        $61,795
  Undistributed net investment income                                      190
  Undistributed accumulated net realized gains
  on investments                                                         3,291
  Unrealized net depreciation on investments                           (6,390)
                                                                     ---------
     Total Net Assets                                                  $58,886
                                                                     =========

SERIES Y:
  Net assets                                                         $      51
  Shares authorized ($.0001 par value)                               unlimited
  Shares issued and outstanding                                              5
  Net asset value, redemption price per share
     and offering price per share(1)                                   $ 10.35
                                                                     =========

SERIES INSTITUTIONAL:
  Net assets                                                           $58,835
  Shares authorized ($.0001 par value)                               unlimited
  Shares issued and outstanding                                          5,684
  Net asset value, redemption price per share
     and offering price per share(1)                                   $ 10.35
                                                                     =========

(1) Amounts may not recalculate due to rounding.

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
SIX MONTHS ENDED APRIL 30, 2001
(UNAUDITED)                                                       GLOBAL EQUITY
                                                                      FUND
                                                                 --------------
INVESTMENT INCOME:
  Dividend income                                                 $   1,496
  Interest income                                                        85
                                                                 ----------

                                                                      1,581
                                                                 ----------
EXPENSES:
  Investment advisory fees                                              236
  Administration fees                                                    33
  Transfer agent fees and expenses                                       25
  Fund accounting fees                                                   21
  Federal and state registration fees                                    16
  Professional fees                                                      14
  Custody fees                                                            8
  Directors' fees and expenses                                            5
  Reports to shareholders                                                 3
  Other                                                                   1
                                                                 ----------

  Total expenses before waiver                                          362
     Less: Waiver of investment advisory fees                          (29)
                                                                 ----------

     Net expenses                                                       333
                                                                 ----------

NET INVESTMENT INCOME                                                 1,248
                                                                 ----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investments                                    3,290
  Net change in unrealized appreciation
     on investments                                                (10,583)
                                                                 ----------

  Net loss on investments                                           (7,293)
                                                                 ----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $  (6,045)
                                                                 ==========

                                                            (LOGO) FIRSTAR FUNDS

STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
                                                         GLOBAL EQUITY
                                                              FUND
                                                  ----------------------------
                                                   Six months       Eleven
                                                      ended         months
                                                 April 30, 2001      ended
                                                   (Unaudited)   Oct. 31, 2000
                                                 -------------- --------------
OPERATIONS:
  Net investment income                               $1,248            $81
  Net realized gain on investments                     3,290          6,248
  Net change in unrealized (depreciation)
     on investments                                 (10,583)        (8,437)
                                                  ----------     ----------
  Net decrease in net assets resulting
     from operations                                 (6,045)        (2,108)
                                                  ----------     ----------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                          2,630         22,593
  Shares issued to owners in
     reinvestment of dividends                         4,592            470
  Shares redeemed                                    (7,353)        (7,671)
                                                  ----------     ----------
  Net increase (decrease) in net assets
     resulting from capital share transactions         (131)         15,392
                                                  ----------     ----------

DISTRIBUTIONS TO SERIES
  INSTITUTIONAL SHAREHOLDERS:
  From net investment income                         (1,524)              -
  From net realized gains                            (5,539)          (655)
                                                  ----------     ----------
                                                     (7,063)          (655)
                                                  ----------     ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS             (13,239)         12,629

NET ASSETS:
  Beginning of period                                 72,125         59,496
                                                  ----------     ----------

  End of period (including undistributed net
     investment income of $190 and $466,
     respectively)                                   $58,886        $72,125
                                                  ==========     ==========

(LOGO) FIRSTAR FUNDS

FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES
PER SHARE DATA



                                                             Income from Investment Operations            Less Distributions
                                                           -------------------------------------  ----------------------------------
                                                                       Net Realized
                                                   Net                and Unrealized   Total      Dividends Distributions
                                               Asset Value,    Net       Gains or       from      from Net       from
                                                Beginning   Investment  (Losses) on  Investment  Investment    Capital     Total
PER SHARE DATA                                  of Period     Income    Securities   Operations    Income       Gains  Distributions
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
Dec. 3, 1997(1) through Nov. 30, 1998              $10.00        $0.05       $0.34        $0.39     $(0.04)      $     -   $(0.04)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended November 30, 1999                        10.35         0.09        2.78         2.87      (0.10)       (0.18)    (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Period Ended October 31, 2000(6)                    12.94         0.01      (0.17)       (0.16)           -       (0.14)    (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 2001 (unaudited)         12.64         0.21      (1.26)       (1.05)      (0.27)       (0.97)    (1.24)
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Y SHARES

PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
December 11, 2001(1) to April 30, 2001 (unaudited)  12.33      (0.05)8      (0.80)       (0.85)      (0.27)       (0.86)    (1.13)
------------------------------------------------------------------------------------------------------------------------------------





INSTITUTIONAL SHARES                                                              Supplemental Data and Ratios
                                                                       -------------------------------------------------
                                                                                                Ratio of Net
                                                                        Net Assets, Ratio of Net Investment
                                                Net Asset                 End of      Expenses     Income     Portfolio
                                                Value, End    Total       Period     to Average  to Average    Turnover
PER SHARE DATA                                  of Period     Return      (000s)     Net Assets  Net Assets     Rate7
-------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------------------
Dec. 3, 1997(1) through Nov. 30, 1998)             $10.35     3.95%(2)     $48,459   1.31%(3,4)    0.37%(3(     3.00%(2)
-------------------------------------------------------------------------------------------------------------------------
Year Ended November 30, 1999                        12.94       28.44%      59,496     1.13%(4)       0.27%       34.00%
-------------------------------------------------------------------------------------------------------------------------
Period Ended October 31, 2000(6)                    12.64   (1.30)%(2)      72,125   1.18%(3,4)    0.12%(3)    10.43%(2)
-------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 2001 (unaudited)         10.35   (8.88)%(2)      58,835   1.06%(3,4)    3.97%(3)     2.62%(2)
-------------------------------------------------------------------------------------------------------------------------


Y SHARES

PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------------------
December 11, 2001(1) to April 30, 2001 (unaudited)  10.35   (7.48)%(2)          51   1.26%(3,5)  (1.05)%(3)     2.62%(2)
-------------------------------------------------------------------------------------------------------------------------

 (1) Commencement of operations.
 (2) Not annualized.
 (3) Annualized.
 (4) Without fees waived, ratios of net expenses to average net assets for the periods ended April 30, 2001 and October 31, 2000, the fiscal year ended November 30, 1999 and the period ended November 30, 1998 would have been 1.15%, 1.28%, 1.29% and 1.51%, respectively.
 (5) Without fees waived, the ratio of net expenses to average net assets for the period ended April 30, 2001 should have been 1.36%.
 (6) Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.
 (7) Portfolio turnover is calculated for the Fund as a whole without distinguishing between the classes of shares issued.
 (8) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

                                                            (LOGO) FIRSTAR FUNDS

 GLOBAL EQUITY FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2001
 (UNAUDITED)


        Number                                                    Market Value
      of Shares                                                  (in thousands)
      ----------                                                 --------------

                    CLOSED-END INVESTMENT COMPANIES  15.2%
         15,000     Asia Pacific Fund Inc.                            $   124
         10,000     Asia Tigers Fund Inc.                                  68
         30,000     China Fund, Inc. (The)                                346
         74,368     France Growth Fund, Inc. (The)                        694
         24,559     Germany Fund, Inc. (The)                              221
         15,000     iShares MSCI France Index Fund                        333
         15,000     iShares MSCI Germany Index Fund                       265
        100,000     iShares MSCI Hong Kong Index Fund                   1,074
         10,000     iShares MSCI Italy Index Fund                         203
         85,000     iShares MSCI Singapore Index Fund                     468
         77,237     Italy Fund Inc. (The)                                 745
         35,000     Japan Equity Fund, Inc. (The)*                        235
        175,000     Japan O.T.C. Equity Fund, Inc.*                     1,278
         50,000     Korea Fund, Inc. (The)*                               523
         20,000     Latin American Discovery Fund, Inc. (The)             201
         50,000     Mexico Fund, Inc. (The)                               854
         53,628     Swiss Helvetia Fund, Inc. (The)                       686
         75,000     Templeton Emerging Markets Fund, Inc.                 616
                                                                   ----------

                    Total Closed-End Investment Companies
                    (Cost $9,764)                                       8,934
                                                                   ----------

                    MUTUAL FUNDS  81.9%
        263,109     BT Institutional International Equity Fund          3,320
        317,377     Federated International Equity Fund, Class A        5,967
         44,390     Federated International Small Company Fund*           939
        143,208     Fidelity Diversified International Fund             2,923
        245,193     Dreyfus Founders Worldwide Growth Fund              3,398
        160,549     Janus Worldwide Fund                                8,278
         31,760     Meeder International Equity Fund                      389
        278,101     Morgan Stanley Global Equity Allocation Fund        4,622
         16,846     Pilgrim Global Corporate Leaders Fund                 336
        209,846     Scudder Global Fund                                 5,253
        260,588     USAA World Growth Fund                              4,248
        249,971     Vanguard International Growth Fund                  4,377
        170,294     Vanguard International Value Fund                   4,196
                                                                   ----------

                    Total Mutual Funds (Cost $53,806)                  48,246
                                                                   ----------

        Number
      of Shares                                                   Market Value
    (in thousands)                                               (in thousands)
    --------------                                               --------------

                    SHORT-TERM INVESTMENT  3.1%
                    INVESTMENT COMPANY  3.1%
          1,809     First American Prime Obligations Fund            $  1,809
                                                                   ----------
                    Total Short-Term Investment (Cost $1,809)           1,809
                                                                   ----------
                    Total Investments (Cost $65,379) 100.2%            58,989
                                                                   ----------
                    Liabilities, less Other Assets (0.2)%               (103)
                                                                   ----------
                    TOTAL NET ASSETS 100.0%                           $58,886
                                                                   ==========
* Non-income producing

                                                            (LOGO) FIRSTAR FUNDS

GLOBAL EQUITY FUND

NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

1. ORGANIZATION
   Firstar Funds, Inc. (the "Company") was incorporated on February 15, 1998, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The investment objective for the Global Equity Fund (formerly known as the Firstar Stellar International Equity Fund) is long-term capital appreciation and began its operations on December 3, 1997.

The Global Equity Fund (the "Fund") offers two classes of shares (Series Y and Series Institutional).

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuations - Equity securities and closed-end investment companies traded on a securities exchange and securities traded in the over-the-counter market are valued at the last reported sales price on the day of valuation; other securities for which no sale was reported on that date, are valued at the last quoted bid price as furnished by an independent pricing service. Short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.Variable rate demand notes are valued at cost which approximates market value. Investment in open-end investment companies are valued at net asset value.

b) Repurchase Agreements - It is the policy of the Fund to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards approved or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

c) Investment Income, Expenses and Distributions - Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. DividAends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared at least annually.

d) Federal Taxes - It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and net realized gains. Accordingly, no provisions for federal taxes are necessary.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

e) When-Issued and Delayed Delivery Transactions - The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

f) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, revenues and expenses reported in the financial statements. Actual results could differ from those estimates.

g) Other - Investment and shareholder transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined by comparing the net sale proceeds to an identified cost basis.

                                                            (LOGO) FIRSTAR FUNDS

3.CAPITAL SHARE TRANSACTIONS
  Transactions, in thousands, of shares of the Fund were as follows:

                                                   GLOBAL EQUITY FUND
                                                   ------------------
                                                         SHARES
                                                         ------
SIX MONTHS ENDED APRIL 30, 2001:
Series Y shares:
  Shares sold                                                5
                                                    ----------
  Net increase                                               5
                                                    ==========

Series Institutional shares:
  Shares sold                                              235
  Shares issued to owners in
     reinvestment of dividends                             414
  Shares redeemed                                        (672)
                                                    ----------
  Net decrease                                            (23)
                                                    ==========

ELEVEN MONTHS ENDED OCTOBER 31, 2000:
Series Institutional shares:
  Shares sold                                            1,632
  Shares issued to owners in
     reinvestment of dividends                              34
  Shares redeemed                                        (556)
                                                    ----------
  Net increase                                           1,110
                                                    ==========

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS
   The Fund has entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company, LLC ("FIRMCO"). FIRMCO was a subsidiary of U.S. Bancorp, a publicly held bank holding company (see footnote #8). Pursuant to its Advisory Agreement with the Fund, FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.70% applied to the Fund's average daily net assets. For the six months ended April 30, 2001, FIRMCO voluntarily waived $29 of its advisory fees, in thousands, for the Fund.

   The Fund may invest in First American Funds, Inc. (FAF), an affiliate of the Company, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, the advisor reimburses the Fund an amount equal to the investment advisory fee earned by FAF related to such investment.

   Firstar Bank, N.A. serves as custodian and Firstar Mutual Fund Services, LLC serves as transfer agent and accounting services agent for the Fund. Both companies are affiliates of FIRMCO.

   The Company has entered into an Administration Agreement with Firstar Mutual Fund Services, LLC (the "Administrator"), for certain administrative services. Pursuant to the Administration Agreement with the Company, the Administrator is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion.

   The Company has entered into a Distribution Agreement with Quasar Distributors, LLC (the "Distributor"), as its agent for the sale and distribution of shares of the Fund. The Distributor is an affiliate of FIRMCO. Pursuant to the Distribution Agreement, the Distributor is entitled to receive a fee, computed daily and payable monthly at the annual rate of .01% (one basis point) of the Fund's average daily net assets.

   Shareholder Services Fees - The Company has entered into Servicing
Agreements with certain Service Organizations, including FIRMCOaffiliates, for the Series Y shares. The Service Organizations are entitled to receive fees from the Fund up to the annual rate of 0.25% of the average daily net asset value of the Series Y shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Series Y shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Fund; and providing information periodically to customers showing their positions in Series Y shares. Service Organization fees, in thousands, incurred by the Fund aggregated $0 for the six months ended April 30, 2001.

Each Director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Firstar Funds (with the exception of the MicroCap
Fund)or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Firstar Funds or 90-day U.S. Treasury bills. The Fund maintains its proportionate share of the Company's liability for deferred fees.

                                                            (LOGO) FIRSTAR FUNDS

5. INVESTMENT TRANSACTIONS
  Purchases and sales, in thousands, of securities, excluding short-term investments, for the six months ended April 30, 2001, were as follows:

                                                   GLOBAL EQUITY FUND
                                                  -------------------
Purchases:
  U.S. Government                                           -
  Other                                                $1,582
Sales:
  U.S. Government                                           -
  Other                                                $3,696

At April 30, 2001, gross unrealized appreciation and depreciation of investments for federal tax purposes, in thousands, were as follows:

                                                 GLOBAL EQUITY FUND
                                                 -------------------
Appreciation                                           $2,357
(Depreciation)                                        (8,747)
                                                   ----------
Net unrealized depreciation on investments           $(6,390)
                                                   ==========

At April 30, 2001, the cost of investments, in thousands, for federal income tax purposes was $65,379.

6. AGREEMENT AND PLAN OF REORGANIZATION
   On June 7, 2000, as ratified on July 20, 2000, the Board of Trustees of the Firstar Stellar International Equity Fund (The "Stellar Fund") approved an Agreement and Plan of Reorganization (the "Agreement") providing for the transfer of substantially all of the assets and liabilities of the Stellar Fund to a corresponding portfolio of Firstar Funds, Inc. ("Firstar Funds") in exchange for shares of such Firstar Funds in a tax-free reorganization. At a special meeting of shareholders of the Stellar Fund held on November 24, 2000, the shareholders of the Stellar Fund voted to approve the Agreement. The results of the shareholder meeting are as follows:

FUND                                  FOR          AGAINST        ABSTAIN
----                                  ---          -------        -------
International Equity               5,573,031          0              0
  The reorganization with respect to the above portfolios of the Stellar Fund was completed on December 11, 2000.

                                                            (LOGO) FIRSTAR FUNDS

7. PORTFOLIO MERGERS
   At meetings held on June 16, 2000 and July 13, 2000, the Board of Directors of Firstar Funds, Inc. ("Firstar Funds") approved (i) an Agreement and Plan of Reorganization providing for the acquisition of Mercantile Mutual Funds, Inc. ("Mercantile Funds") by Firstar Funds, (ii) an Agreement and Plan of Reorganization providing for the acquisition of Firstar Stellar Funds ("Stellar Funds") by Firstar Funds, and (iii) an Agreement and Plan of Reorganization providing for the acquisition of Firstar Select Funds ("Select Funds") by Firstar Funds. The Board of Directors and shareholders of Mercantile Funds (other than the Mercantile Conning Money Market Portfolio) and Select Funds and the Board of Trustees and shareholders of Stellar Funds each ratified their applicable agreements

   On November 27, 2000, certain portfolios of the Firstar Funds, including newly formed shell portfolios (which were organized solely to acquire the assets and continue the business of certain portfolios of Mercantile Funds, Stellar Funds and Select Funds) merged with certain portfolios of Mercantile Funds and Stellar Funds. On December 11, 2000, certain other portfolios of Mercantile Funds (other than the Mercantile Conning Money Market Portfolio), Stellar Funds and Select Funds merged into shell portfolios of Firstar Funds. Below is a table (in thousands) that illustrates the specifics of the mergers related to the Fund in these financial statements.



                                                                                          UNREALIZED
                                              VALUE OF        SHARES                       GAIN OF
                                             NET ASSETS     ISSUED TO                      MERGING
                                            TRANSFERRED    SHAREHOLDERS    EFFECTIVE         FUND
MERGING                      FUND            BY MERGING      OF FUND        DATE OF        AT TIME       TAX STATUS    NEW FIRSTAR
FUND NAME                 MERGED INTO           FUND       MERGED INTO       MERGER       OF MERGER     OF TRANSFER     FUNDS NAME
----------------        --------------     -------------- -------------- -------------- -------------- -------------- --------------

Firstar Stellar
International            Firstar Global                                                                               Firstar Global
Equity Fund(1)           Equity Fund(2)       $69,924                      12/11/2000       $1,931      Non-taxable    Equity Fund

                         Series Institutional                 5,669


(1) Accounting survivor; performance history carries over.
(2) Shell portfolio.

8. SUBSEQUENT EVENT
   On May 17, 2001, FIRMCO combined with First American Asset Management, a division of U.S. Bank National Association, to form U.S. Bancorp Piper Jaffray Asset Management, Inc. (USBPJAM). USBPJAM is a registered investment advisor and an affiliate of U.S. Bancorp.

9. SUBSEQUENT EVENT
   On April 26, 2001, the Board of Directors of the Company approved Agreements and Plans of Reorganization between the Company and each of First American Investment Funds, Inc. ("FAIF"), First American Funds, Inc. ("FAF") and First American Strategy Funds, Inc. ("FASF") (FAIF, FAF and FASF, together "First American Funds"). These approvals were ratified by the Board of Directors of the Company at a meeting held on May 22, 2001. The Agreements and Plans of Reorganization were also approved by the Boards of the First American Funds on June 1, 2001. The Agreement and Plan of Reorganization between the Company and FAIF provides for the reorganization of the Company's bond and equity funds (other than the Firstar Global Equity Fund) into certain portfolios of FAIF.
The Agreement and Plan of Reorganization between the Company and FAF provides for the reorganization of the Company's money market funds into certain portfolios of FAF. The Agreement and Plan of Reorganization between the Company and FASF provides for the reorganization of the Company's Firstar Global Equity Fund into a portfolio of FASF. The Agreements and Plans of Reorganization will also be submitted to a vote of the shareholders of the Company at meetings to be held on or about August 30, 2001. If the Agreements and Plans of Reorganization are approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of each of the Company's portfolios will be transferred to similar portfolios in First American Funds, and the shareholders of the Company's portfolios will become shareholders of First American Funds. A combined proxy statement and prospectus for each of FAIF, FAF and FASF, with respect to the proposed reorganizations, will be mailed to shareholders in advance of the meetings. If the Agreements and Plans of Reorganization are approved by shareholders, it is expected that the reorganizations will occur in mid to late September 2001.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

FOR A PROSPECTUS OR INVESTOR SERVICE INFORMATION
1-800-677-FUND

FIRSTAR FUNDS CENTER
615 EAST MICHIGAN STREET
P.O. BOX 3011
MILWAUKEE, WI  53201-3011

WWW.FIRSTARFUNDS.COM

                                                            (LOGO) FIRSTAR FUNDS

                                                                FORM # SEMIGL-01